SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2014

USMD Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35639	27-2866866
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6333 North State Highway 161, Suite 200

Irving, Texas 75038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 493-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e) As described in Item 5.07 below, USMD Holdings, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”) on June 6, 2014. At the Annual Meeting, the Company’s stockholders approved an amendment to the USMD Holdings, Inc. 2010 Equity Compensation Plan (the “Plan”). The amendment to the Plan had previously been unanimously adopted by the Company’s Board of Directors, subject to stockholder approval at the Annual Meeting.

The Plan allows the Company to grant certain employees (including its principal executive officer, principal financial officer and other named executive officers), consultants, advisors and non-employee directors incentive stock options, nonqualified stock options, stock appreciation rights and restricted stock. Awards are subject to the terms, conditions and limitations of the Plan and as may be determined by the Board of Directors. The amendment approved by the stockholders at the Annual Meeting increased the number of shares of common stock authorized for issuance under the Plan from 1,000,000 to 2,500,000. The amendment to the Plan is attached hereto as Exhibit 10.1.

A description of the material terms of the Plan is set forth in the Company’s definitive proxy statement (the “Proxy Statement”), filed with the Securities and Exchange Commission on April 30, 2014, which description is incorporated herein by reference. The description in the Proxy Statement and the description of the Plan contained herein are qualified in their entirety by reference to the complete Plan.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) The Company held its Annual Meeting on June 6, 2014.

(b) At the Annual Meeting, the Company submitted three proposals, more fully described in the Proxy Statement, to its stockholders for approval. At the Annual Meeting, 9,567,466 shares of common stock were represented in person or by proxy, which constituted 94.3% of the 10,145,634 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting as of April 17, 2014, the record date. A brief description of the proposal and the final results of the stockholder vote for each proposal are set forth below.

Proposal 1: The Company’s stockholders elected all eleven director nominees to serve as members of the Company’s board of directors until the Company’s 2015 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified.

Nominee for Director	For	Withheld	Broker Non-Votes
John M. House, M.D.	9,046,083	47,788	473,595
Steven Brock, M.D.	9,049,585	44,286	473,595
Darcie Bundy	9,084,202	9,669	473,595
Breaux Castleman	9,084,202	9,669	473,595
M. Patrick Collini, M.D.	9,058,089	35,782	473,595
Charles Cook, M.D.	9,084,302	9,569	473,595
Russell Dickey, M.D.	9,049,585	44,286	473,595
Gary Rudin	9,047,970	45,901	473,595
James Saalfield, M.D.	9,058,089	35,782	473,595
Paul Thompson, M.D.	9,062,228	31,643	473,595
Khang Tran, M.D.	9,043,630	50,241	473,595

Proposal 2: The Company’s stockholders ratified the appointment of Grant Thornton, L.L.P. as the independent auditor of the Company for the fiscal year ending December 31, 2014.

For	Against	Abstain	Broker Non-Votes
9,548,420	18,946	100	473,595

Proposal 3: The Company’s stockholders approved an amendment to the USMD Holdings, Inc. 2010 Equity Compensation Plan.

For	Against	Abstain	Broker Non-Votes
8,874,515	219,236	120	473,595

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	First Amendment to USMD Holdings, Inc. 2010 Equity Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USMD HOLDINGS, INC.

Date: June 11, 2014	By:	/s/ Carolyn Jones
Carolyn Jones
Chief Executive Officer